UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020
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(Exact name of registrant as specified in its charter)
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Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 35th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 484-4900
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Option Grants to Holger Bartel, Chief Executive Officer

On September 5, 2019, with approval from the Board of Directors (the “Board”), Travelzoo (the “Company”) entered into a Nonqualified Stock Option Agreement (the “HB Option Agreement”) with Holger Bartel, Global Chief Executive Officer, pursuant to which the Company granted Mr. Bartel the option to purchase 400,000 shares of the Company’s common stock (such option being hereinafter referred to as the “HB Option”). The HB Option began to partially vest on March 31, 2020, but was not exercisable unless and until the stockholders of the Company approved.

The exercise price of the HB Option was $10.79 per share (subject to the HB Repricing, as set forth below). The HB Option is expected to vest quarterly over two years in equal installments of 12.5% beginning on March 31, 2020. The HB Option cannot be exercised after the expiration of the term of the HB Option, which is five (5) years from the date of grant.

On May 29, 2020, the stockholders of the Company approved the HB Option Agreement and the HB Option.

On March 30, 2020, with approval from the Board, the Company entered into Amendments (collectively, the “HB Option Agreement Amendments”) to (1) the Nonqualified Stock Option Agreement, dated as of September 28, 2015 (the “2015 Option Agreement”), (2) the Nonqualified Stock Option Agreement, dated as of October 30, 2017 (the “2017 Option Agreement”) and (3) the HB Option Agreement (together with the 2015 Option Agreement and the 2017 Option Agreement, the “Original HB Option Agreements”), in each case, with Mr. Bartel. The Board approved the HB Option Agreement Amendments in order to compensate Mr. Bartel for his service as the Global Chief Executive Officer during the Coronavirus pandemic, especially as Mr. Bartel agreed to voluntarily reduce his salary during this period.

Pursuant to the HB Option Agreement Amendments, the Company granted Mr. Bartel the option to purchase an additional: (a) 400,000 shares of the Company’s common stock pursuant to the 2015 Option Agreement, (b) 150,000 shares of the Company’s common stock pursuant to the 2017 Option Agreement, and (c) 400,000 shares of the Company’s common stock pursuant to the HB Option Agreement (such options being hereinafter referred to collectively as the “HB Amended Options”), for a total of 950,000 additional shares for Mr. Bartel. The exercise price for the HB Amended Options is $3.49 per share.

Additionally, as part of the HB Option Agreement Amendments, the Company agreed to reprice all outstanding, unexercised options granted pursuant to the Original HB Option Agreements (950,000 total) to the fair market value of the common stock of the Company, determined as the official NASDAQ closing share price on March 30, 2020, which was $3.49 (the “HB Repricing”). However, the HB Repricing would not take effect until the stockholders approve. Upon approval by the stockholders, this would result in a total of 1,900,000 shares granted to Mr. Bartel pursuant to the Original HB Option Agreements and the HB Option Agreement Amendments.

On May 29, 2020, the stockholders of the Company approved the HB Option Agreement Amendments, the HB Amended Options and the HB Repricing.

The information set forth above relating to the Original HB Option Agreements and the HB Option Agreement Amendments between Travelzoo and Mr. Bartel is qualified in its entirety by reference to the full text of the applicable agreements, which were all attached as appendices or incorporated by reference to the Company’s Schedule 14A, filed with the Securities and Exchange Commission (SEC) on April 16, 2020, and which are all incorporated by reference herein.

Option Grant to Lisa Su, Chief Accounting Officer

On March 30, 2020, with approval from the Board, the Company entered into a Nonqualified Stock Option Agreement (the “LS Option Agreement”) with Lisa Su, Chief Accounting Officer, pursuant to which the Company granted Ms. Su the option to purchase up to 100,000 shares of the Company’s Common Stock (such option being hereinafter referred to as the “LS Option”), subject to stockholder approval.

The exercise price of the LS Option is $3.49 per share. The LS Option is expected to vest over four years in equal installments of 25% on March 30, 2021, March 30, 2022, March 30, 2023 and March 30, 2024. The LS Option cannot be exercised after the expiration of the term of the LS Option, which is five (5) years from the date of grant.

On May 29, 2020, the stockholders of the Company approved the LS Option Agreement and the LS Option.

The information set forth above relating to the LS Option Agreement between Travelzoo and Ms. Su is qualified in its entirety by reference to the full text of the agreement, which was attached as an appendix to the Company’s Schedule 14A, filed with the Securities and Exchange Commission (SEC) on April 16, 2020, and which is incorporated by reference herein.

Item 1.01    Entry into Material Definitive Agreement

Option Grant to Ralph Bartel, Chairman of the Board

On March 30, 2020, upon the unanimous approval of the independent directors of the Board, Travelzoo entered into a Nonqualified Stock Option Agreement (the “RB Option Agreement”) with Mr. Ralph Bartel, Chairman of the Board, pursuant to which the Company granted Mr. Bartel the option to purchase up to 800,000 shares of the Company’s common stock (such option being hereinafter referred to as the “RB Option”), subject to stockholder approval.

As Mr. Bartel has not received a retainer or compensation for his service as Chairman of the Board, the RB Option was granted by the independent directors of the Board in order to induce Mr. Bartel to continue his service as Chairman.

The exercise price of the RB Option is $3.49 per share. The RB Option is expected to vest quarterly over two years in equal installments of 12.5% beginning on June 30, 20220. The RB Option cannot be exercised after the expiration of the term of the RB Option, which is five (5) years from the date of grant.

On May 29, 2020, the stockholders of the Company approved the RB Option Agreement and the RB Option.

The information set forth above relating to the RB Option Agreement between Travelzoo and Mr. Bartel is qualified in its entirety by reference to the full text of the agreement, which was attached as an appendix to the Company’s Schedule 14A, filed with the Securities and Exchange Commission (SEC) on April 16, 2020, and which is incorporated by reference herein.

Option Grant to Christina Sindoni Ciocca, Director and General Counsel

On March 30, 2020, with approval from the Board, Travelzoo entered into a Nonqualified Stock Option Agreement (the “CC Option Agreement”) with Christina Sindoni Ciocca, Director and General Counsel, pursuant to which the Company granted Ms. Ciocca the option to purchase up to 100,000 shares of the Company’s Common Stock (such option being hereinafter referred to as the “CC Option”), subject to stockholder approval.

The exercise price of the CC Option is $3.49 per share. The CC Option is expected to vest over four years in equal installments of 25% on March 30, 2021, March 30, 2022, March 30, 2023 and March 30, 2024. The CC Option cannot be exercised after the expiration of the term of the CC Option, which is five (5) years from the date of grant.

On May 29, 2020, the stockholders of the Company approved the CC Option Agreement and the CC Option.

The information set forth above relating to the CC Option Agreement between Travelzoo and Ms. Ciocca is qualified in its entirety by reference to the full text of the agreement, which was attached as an appendix to the Company’s Schedule 14A, filed with the Securities and Exchange Commission (SEC) on April 16, 2020, and which is incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date:	June 4, 2020	By:	/s/ Lisa Su
Lisa Su Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

10.2	Non-qualified Option Agreement between Travelzoo and Holger Bartel, dated March 30, 2020 (Incorporated by reference to Appendix E on Form DEF 14A (File No. 000-50171), filed April 16, 2020)
10.3	Non-qualified Option Agreement between Travelzoo and Lisa Su, dated March 30, 2020 (Incorporated by reference to Appendix C on Form DEF 14A (File No. 000-50171), filed April 16, 2020)
10.4	Non-qualified Option Agreement between Travelzoo and Ralph Bartel, dated March 30, 2020 (Incorporated by reference to Appendix A on Form DEF 14A (File No. 000-50171), filed April 16, 2020)
10.5	Non-qualified Option Agreement between Travelzoo and Christina Sindoni Ciocca, dated March 30, 2020 (Incorporated by reference to Appendix D on Form DEF 14A (File No. 000-50171), filed April 16, 2020)